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                                                       September 15, 1998



                      Stonebridge Aggressive Growth Fund, Inc.
                  SUPPLEMENT TO THE PROSPECTUS DATED March 1, 1998


     The following information supplements and should be read in conjunction with the prospectuses describing the shares of Stonebridge Growth Fund, Inc. and Stonebridge Aggressive Growth Fund, Inc.:

On August 25, 1998, shareholders of Stonebridge Growth Fund, Inc. and Stonebridge Aggressive Growth Fund, Inc. approved the reorganization of the Funds into two newly organized series of the Stonebridge Funds Trust, a Delaware business trust.

Currently, each Fund is a separate Delaware corporation. The purpose of the reorganization is to lower costs and improve Fund administration. We do not anticipate any change in the federal or state tax advantages of the Funds or their current investment policies and risks as a result of the reorganization.

This reorganization change will be effective on November 1, 1998.